UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

VHGI HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

 No fee required

 Fee computed in table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies: _____________

(2) Aggregate number of securities to which transaction applies: _____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_____________

(4) Proposed maximum aggregate value of transaction: _____________

(5) Total fee paid: _____________

 Fee paid previously with preliminary materials.

 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No:

(3) Filing Party:

(4) Date Filed:

INFORMATION STATEMENT

VHGI HOLDINGS, INC.
103 North Court Street
Sullivan, Indiana 47882

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

The date of this Information Statement is September 27, 2012.

General Information

This Information Statement is furnished by the Board of Directors of VHGI Holdings, Inc., a Delaware corporation (the “Company”), to the holders of record at the close of business on July 19, 2012  (the “Record Date”), of the Company’s outstanding common voting stock, par value $0.001 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement informs stockholders of the Company of actions taken and approved by written consent dated July 19, 2012, by the holders of approximately 57% of the issued and outstanding voting securities of the Company.  The only items approved by that written consent were the following:

(1)           The amendment of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000, which amendment is substantially in the form attached hereto as Exhibit A (the “Increase in Authorized Common Stock”); and

(2)           The adoption of the Company’s 2012 Omnibus Long Term Incentive Plan covering an aggregate of 30,000,000 share of Common Stock, which provides for the payment of various forms of incentive compensation to employees, consultants and directors of the Company (or any parent or subsidiary of the Company) substantially in the form attached hereto as Exhibit B (the “2012 Plan”).

The foregoing actions are referred to herein collectively as the “Actions.”

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT
ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Under Section 228 of the Delaware General Corporation Law (“DGCL”), any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.  The stockholders of record as of the Record Date are being furnished copies of this Information Statement, which is being mailed to such stockholders commencing on or about October 5, 2012.

Accordingly, all necessary corporate approvals in connection with the Actions have been obtained.  Pursuant to Rule 14c-2 under the Exchange Act the Actions will not be effective until on or about October 25, 2012, or twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and mailed to the stockholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

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Our mailing address at our principal executive offices is 103 North Court Street, Sullivan, Indiana  47882. Our telephone number is (812) 268-5459.

DISSENTERS’ RIGHTS OF APPRAISAL.

Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the time of the stockholder approval of the Actions our only issued and outstanding voting securities were shares of our Common Stock.  There were 99,847,126 shares of our Common Stock issued and outstanding as of the Record Date.  Each share of our Common Stock is entitled to one vote on all matters submitted to the holders of our Common Stock for their approval.  The written consents of the holders of a majority of the outstanding shares of our Common Stock were necessary to authorize each of the Actions described herein.

           The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of the Record Date, for: (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Number of Shares Owned		Percentage of Class
James Stuckert Trust 500 W Jefferson St, Louisville, KY 40202	33,309,292		33.3%
H.E.B., LLC 777 Main Street Suite 3100 Fort Worth, TX 76102	24,119,730		24.1%
MLH, LLC 525 W. Main St #240, Lexington, KY 40507	5,812,394		5.8%
Commercial Holding AG, LLC 304 High Point Ct., Frankfort, KY 40601	5,150,001		5.2%

Officers and Directors

Deborah Hutchinson	500,000		0.5%
Eric Leonetti	200,000		0.2%
Douglas Martin	1,325,659	(2)	1.3%

All directors and executive officers as a group (3 Persons)	2,025,659		2.0%

* less than .1%

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(1)	Unless otherwise noted, the address for each person or entity listed is 777 Flagler Drive South, Suite 800, West Tower, West Palm Beach, Florida, 33401.
(2)	Consists of 1,325,659 shares held by Everest Limited, Inc., of which Mr. Martin is the sole stockholder.
(3)	As of July 2012, Mr. Leonetti no longer served as Chief Operating Officer of the Company
(4)	As of September 10, 2012, Mr. Martin no longer served as Chief Executive Officer of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation awarded to, earned by or paid to executive officers (or those acting in a similar capacity).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity incentive compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Scott Haire(a)	2011 2010	-0- -0-	- -	- -	- -	- -	- -	- -	-0- -0-
James Renfro(b)	2011 2010	60,000 60,000	- -	- -	- -	- -	- -	- -	60,000 60,000
Eric Leonetti(c)	2011 2010	90,000 33,750	- -	- -	- -	- -	- -	- -	90,000 33,750
Douglas Martin(d)	2011 2010	90,000 -0-	- -	- -	- -	- -	- -	- -	90,000 -0-

(a)  Scott A. Haire served as the Company’s Chief Executive Officer until his resignation on April 1, 2011, and served as the Company’s Chief Financial Officer and Chairman of the Board until his resignation on May 25, 2012.

(b)  James Renfro was the President of the Company from 2006 until July 2012.

(c) Effective August 2010 through July 2012, Mr. Leonetti acted as the Chief Operating Officer for VHGI Gold, L.L.C. and did not start receiving compensation from the Company until that time.

(d)  Effective April 1, 2011, Mr. Douglas P. Martin was appointed as the Company’s Chief Executive Officer and did not start receiving compensation from the Company until that time.  Mr. Martin resigned from all positions with the Company on September 10, 2012.

EMPLOYMENT AGREEMENTS

None of our executive officers or employees currently has an employment agreement with the Company or its subsidiaries.

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MATTER ONE

THE APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

On July 19, 2012, our Board of Directors approved the amendment of our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to authorize the increase of the number of authorized shares of our Common Stock from 100,000,000 to 250,000,000.  On the Record Date, that amendment was approved by the written consents of holders representing approximately 57% of the outstanding shares of our Common Stock.  No further action of our stockholders is required to approve the amendment of our certificate of incorporation to authorize the increase of the number of authorized shares of our Common Stock to 250,000,000.  You are hereby being provided with notice of the approval of such amendment by less than unanimous written consent of our stockholders.  The form of the Certificate of Amendment of the Certificate of Incorporation of VHGI Holdings, Inc. setting forth the amendment is attached to this Information Statement as Exhibit A.

Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders we intend to take all other required actions to complete the amendment of our certificate of incorporation to increase the number of authorized shares of our Common Stock to 250,000,000 consistent with the foregoing.

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of Common Stock.  As of the Record Date, there were 99,847,126 shares of our Common Stock issued and outstanding.  As of the Record Date there were a total of 3,359,500 shares of Common Stock issuable upon exercise of outstanding warrants, 14,848,971 shares of Common Stock issuable upon the conversion of outstanding promissory notes and 2,951,316 shares of Common Stock issuable with respect to additional commitments made by the Company (together, the “Outstanding Issuable Securities”).  As reported on a Form 8-K filed with the SEC, we entered into an agreement on September 24, 2012 (the “Exchange Agreement”) with Paul R. Risinger, our Chief Executive Officer and a member of our board who was the former sole stockholder of Lily Group Inc. (“Lily”) prior to the purchase of all of the issued and outstanding common stock of Lily by VHGI Coal, Inc., a wholly-owned subsidiary of the Company (“Coal”), pursuant to a stock purchase agreement dated December 29, 2011, as amended (the “Lily SPA”). Simultaneously with the closing of the Lily SPA, Coal issued 700,000 shares of Series A Preferred Stock of Coal to Lily Group Holdings Company, an entity owned by Mr. Risinger (the “Series A Shares”).  Pursuant to Section 1.1 of the Lily SPA, the Series A Shares were deemed to have a value of $7,000,000.  Mr. Risinger was also issued a promissory note with respect to the Lily SPA in the original principal amount of $17,00,000 (the “Risinger Note”), which, although due and payable on March 31, 2012, has not been paid.  Pursuant to the Exchange Agreement and a separate letter agreement with Mr. Risinger, the Company and Coal agreed to exchange the Series A Shares for 50,000,000 shares of Common Stock of the Company (the “Exchange Shares”) and issue a promissory note (the “Interest Note”) that converts the accrued, but unpaid, interest and dividends on the Series A Shares into amounts owed under the Interest Note. The Exchange Shares and Interest Note shall be issued upon the filing and effectiveness of the amendment to the Certificate of Incorporation that effects the Increase in Authorized Common Stock.  As part of the transaction, among other things Mr. Risinger waived all prior defaults under the Risinger Note and all future defaults until March 31, 2013 that are related to the failure to pay the principal and interest on the Risinger Note.

In connection with the ongoing operation of our business we will likely be required to issue shares of our Common Stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing our future operations, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits.  Other than issuances with respect to the Outstanding Issuable Securities, the Exchange Shares and issuances under the 2012 Plan discussed under Matter Two, no specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders. Accordingly, our Board of Directors believes it is in the Company’s best interests and the best interests of our stockholders to increase the number of authorized shares of our Common Stock to provide a sufficient number of authorized shares to allow for transactions such as those described above and such other purposes as our Board of Directors determines.

The increase in the number of authorized shares of our Common Stock to a level that continues to provide a meaningful number of authorized but unreserved shares will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our stockholders, and our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of our Common Stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

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Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any specific transaction to date that we presently anticipate will result in a further issuance of shares of our Common Stock except as described above.

The Company is subject to Section 203 of the Delaware General Corporation Law. This provision generally prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless:

•	prior to such date, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder’s becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
on or subsequent to such date, the business combination is approved by the Board of Directors and authorized at an annual meeting or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of a corporation at any time within three years prior to the time of determination of interested stockholder status; and any entity or person affiliated with or controlling or controlled by such entity or person.

Additionally, our Certificate of Incorporation provides that stockholders do not have a right to cumulate votes for the election of directors or for any other purpose. When allowed, cumulative voting may allow a minority stockholder or group of stockholders to elect at least one member of a corporation’s board. As such, the elimination of cumulative voting by our Certificate of Incorporation may have the effect of impeding the efforts of a stockholder or group of stockholders attempting to gain board representation.

Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of our Common Stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our Common Stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of our Common Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

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The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our Common Stock.  It may also adversely affect the market price of our Common Stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

The holders of our Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our Common Stock are entitled to receive dividends when, as, and if declared by our Board of Directors out of funds legally available therefore.  We do not intend to declare and pay dividends in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our Common Stock.  Holders of shares of our Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our Common Stock.

MATTER TWO

THE APPROVAL OF THE COMPANY’S 2012 OMNIBUS LONG TERM INCENTIVE PLAN

Approval of 2012 Plan

On July 19, 2012, the adoption of the 2012 Plan was approved by our Board of Directors and by the written consent of holders representing approximately 57% of the outstanding shares of our Common Stock.  The approval of the 2012 Plan required such board approval and the affirmative consents of a majority of the outstanding shares of our Common Stock.  Such requirements have been met, so no vote or further action of our stockholders is required to approve the 2012 Plan.  You are hereby being provided with notice of the approval of the 2012 Plan by less than unanimous written consent of our stockholders.  The form of the 2012 Long Term Incentive Plan of VHGI Holdings, Inc. is attached to this Information Statement as Exhibit B.

General

Our Board of Directors believes the 2012 Plan will ensure that we have adequate ways in which to provide stock based compensation to our directors, officers, employees and consultants.  Our Board of Directors believes that the ability to grant stock-based compensation, such as stock options and stock grants, is important to our future success.  The grant of such stock-based compensation can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to our success.  In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees and consultants.

 Because awards under the 2012 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, our named executive officers, our current executive officers as a group, our non-executive directors as a group, and our employees who are not executive officers, are not presently determinable.

On the Record Date, the last reported sales price of our Common Stock on the OTCQB was $0.08 per share.

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Summary of the 2012 Plan

General; Types of Awards; Number of Shares

The 2012 Plan provides for grants of Incentive Stock Options (“ISOs”), Non-qualified Stock Options (“NQSOs”), Stock Appreciation Rights (“SARs”), Restricted Share and Restricted Share Unit Awards, Performance Share Awards, and Common Share Awards (collectively, “Awards”).  The total number of shares of Company Common Stock available for awards under the 2012 Plan is 30,000,000.   The 2012 Plan will terminate as to grants of awards after 10 years after the effective date, unless it is terminated earlier by our Board of Directors.

Administration

The 2012 Plan shall be administered by a committee of at least two directors who are appointed by our Board of Directors (the "Committee"). Among other things, the Committee shall have the power to determine eligibility, the types and sizes of awards, and the price and timing of awards. As of the date of this Information Statement, no determination has yet been made regarding the allocation of benefits under the 2012 Plan, or the exercise prices, expiration dates or other material conditions of options issuable under the 2012 Plan. As our Board of Directors currently consists of only two directors (only one of whom is independent) the entire Board of Directors will serve as the Committee until such time as another independent director is added. Thereafter, unless otherwise determined by the Board of Directors, the Compensation Committee of the Company shall serve as the Committee that will administer the 2012 Plan, and all of the members of the Committee shall be outside directors.

Eligibility

Officers, all other active common law employees of the Company or any of our affiliates, consultants and outside directors who are selected by the Committee in its sole discretion are eligible to participate in this Plan. Currently, the Company has one eligible officer, one outside director, Deborah Jenkins Hutchinson, and one employee director, and no other employees eligible to participate in the 2012 Plan.  The Company is currently engaging 2 independent consultants, who are eligible to participate in the 2012 Plan. The benefits to be received by the foregoing under the 2012 Plan are not determinable.

Registration of Shares

Management anticipates that the Company will register the shares available under the 2012 Plan with the Securities and Exchange Commission pursuant to the provisions of Form S-8.  It is anticipated that the filing will be made as soon as practical after the 2012 Plan becomes effective.

ISOs and NQSO’s

The Company may grant either ISOs (which meet the requirements of Section 422 of the Code) or NQSOs (which do not meet the requirements of Section 422 of the Code) (together “Stock Options”). ISOs may only be granted to employees, (including officers and directors who are also employees) of the Company or an affiliate of the Company which is also a parent or subsidiary.  Unless the grant of a Stock Option is designated as an ISO at the time of the grant, the Stock Option will be deemed to be a NQSO.

A Stock Option gives the participant the right to buy a specified number of shares for the exercise price during a fixed period of time as defined in the agreement granting the Stock Option.  Subject to any adjustments to the award as allowed under the 2012 Plan, the exercise price will never be less than 100% of the fair market value of the shares on the date of grant.  The Committee will determine the number of shares and term of each Stock Option at the time of the grant, which term shall not exceed ten (10) years from the date of grant.

If a participant that receives an ISO owns equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its parent or any subsidiary, the exercise price of such ISO will be at least 110% of the fair market value of the shares as of the date of grant and such ISO shall not be exercisable on or after the 5th anniversary of the date of grant.  No more than $100,000 worth of ISOs may become exercisable in any calendar year for any single participant.

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The duration of the 2012 Plan is 10 years.  The Committee may extend the term of a Stock Option, in its sole discretion, but not beyond the date immediately prior to the 10th anniversary of the original date of grant.  If no term of the Stock Option is specified at the time of the grant, then the term is deemed to be 10 years.  An ISO may not be exercisable on or after the 10th anniversary of the date of grant, and no ISO may be granted on or after the 10th anniversary of the effective date of the Plan.  No ISO may be exercised more than 3 months following termination of employment for any reason other than death or disability, nor more than 1 year following termination due to death or disability, or such options will no longer qualify as ISOs and shall thereafter be a NQSO.

Stock Appreciation Rights

 The Company may grant SARs to an eligible participant under the 2012 Plan at any time prior to the expiration of the 2012 Plan.  The Company may grant SARs with stock options or independently.  If the Company grants a participant SARs, the Company gives such participant an agreement that describes the exercise price, the term of the SAR, which term shall not exceed 10 years from the date of grant, any conditions to exercise and any other terms and conditions that apply.  The Committee may extend the term of the SAR, but not beyond the date immediately prior to the 10th anniversary of the original date of grant.

SARs granted in connection with Stock Options (i) terminate and are no longer exercisable upon the termination or exercise of the related Stock Options, or applicable portion thereof; (ii) are exercisable only at such time or times and to the extent that the Stock Option to which they relate are vested and exercisable; and (iii) may be exercised by the surrender of the applicable portion of the related Stock Options.  Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related SARs have been exercised.  Upon exercise of SARs, the holder of the SARs is entitled to receive cash or shares equal in value to the excess of the fair market value of a share on the exercise date over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the SAR is exercised.  At any time the exercise price per share of the related Stock Option exceeds the Fair Market Value of one share, the holder of the SAR shall not be permitted to exercise such right.

SARs granted without related Stock Options are subject to the following terms and conditions: (a) unexercised portions of such independent SAR expire at the end of the stated term of the SAR; (b) a SAR is exercisable at such time or times as determined by the Committee; and (c) a SAR may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of shares in respect of which the SAR is being exercised. Upon the exercise of the SAR, the holder is entitled to receive cash or shares equal in value to the excess of the Fair Market Value of a share on the exercise date over the Fair Market Value of a share on the date of grant (the “Base Value”), multiplied by the number of SARs being exercised.  At any time the Fair Market Value of a share on a proposed exercise date does not exceed the Base Value, the holder of the SAR shall not be permitted to exercise such right.

Restricted Share and Restricted Share Unit Awards

The Company may grant Restricted Share Awards and Restricted Share Unit Awards to an eligible participant under the 2012 Plan at any time prior to the expiration of the 2012 Plan.  Restricted Shares or Restricted Share Units are exercisable at such time or times as determined by the Committee, subject to the restrictions on time vesting set forth in the 2012 Plan.  The Committee may waive or accelerate any vesting provisions included in a Restricted Shares Award or Restricted Share Units Award at any time, subject to restrictions on time vesting set forth in the Plan.

The Company may issue a Restricted Share Award to a participant, which consists of shares which are issued to a participant at no cost or at a purchase price determined by the Committee which may be below their fair market value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant.  The Company will give each participant an agreement that describes the purchase price, if any, the restrictions and any other terms and conditions of the Restricted Share Award, the timing of such Award, and the number of shares to be issued pursuant to the Award, all as determined by the Committee.  The purchase price may be below the fair market value of the Restricted Shares at the date of grant.

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All Restricted Shares will be subject to such restrictions as the Committee may determine, which may include, the following: (i) prohibition against sale, transfer, pledge or other encumbrance, (ii) forfeiture of Restricted Shares in the event of termination of a participant’s employment or directorship with the Company or its Affiliates prior to vesting, (iii) prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of confidential information of the Company, (iv) any applicable requirements arising under the Securities Act of 1933, as amended, or other securities related law and regulations, and (v) such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.  The Committee may waive restrictions or accelerate the date on which such restrictions will lapse.

If a participant fails to satisfy the restrictions, vesting requirements or other conditions included in the Award agreement prior to the lapse, satisfaction or waiver of such restrictions and conditions, the participant shall forfeit the Restricted Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be set forth in the Award agreement.

The Company may issue Restricted Share Unit Awards to a participant, which consist of shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their fair market value if continued employment, continued directorship, and/or other terms and conditions specified by the Committee are satisfied. The Company will give each participant an agreement that describes the timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded, and any other terms and conditions of the Award, all as determined by the Committee.

A Restricted Share Unit Award will terminate without the issuance of shares on the termination date specified on the date of grant or upon the termination of employment or directorship of the participant during the time period specified by the Committee during which any performance objectives must be met.  If a participant’s employment or directorship with the Company or an affiliate thereof terminates by reason of his or her death, disability or retirement, the Committee in its discretion may determine that the participant will receive a distribution of shares in accordance with the terms of the 2012 Plan.

All Restricted Share Units awarded under the 2012 Plan will be subject to such restrictions as the Committee may determine, which may include the following: (i) prohibition against sale, transfer, pledge or encumbrance of the Restricted Share Unit, (ii) forfeiture of such Restricted Share Units in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to vesting, (iii) prohibition against employment of participant by, or provision of service by the participant to, any competitor of the Company or its Affiliates, or against dissemination by participant of any confidential information of the Company, (iv) any applicable requirements arising under the Securities Act of 1933, as amended, or other securities related law and regulations, and (v) such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.  The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with shares which are free of all restrictions.  If a participant fails to satisfy such restrictions, vesting requirements and other conditions prior to their lapse, satisfaction or waiver, the participant shall forfeit its Restricted Share Units.

The Committee may also provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the participant may have to forfeit such Award in the event that the performance objectives are not achieved.

Performance Share Awards

The Company may grant a Performance Share Award to an eligible participant under the 2012 Plan at any time prior to the expiration of the 2012 Plan.  A Performance Share Award is a right to receive shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine.

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If the Company grants a Performance Share Award, the Company will give such participant an agreement describing the timing of the Performance Share Award, the number of shares covered by the Award, the performance objectives which will determine the number of shares that will be distributed to the participant, the time period within which the performance objectives must be met, and any other terms and conditions, all as determined by the Committee.  The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, and performance measurement may be based on absolute Company, business unit or divisional performance and/or performance as compared with that of other publicly-traded companies.  The performance objectives and periods need not be the same for each participant.  The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards.

As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved.

Performance Share Awards are exercisable at such time or times as determined by the Committee, subject to the restrictions on time vesting set forth in the 2012 Plan.  If the Committee provides that any Performance Shares become vested over time, the Committee may waive or accelerate such vesting provisions at any time, subject to the restrictions on time vesting set forth in the Plan.

A Performance Share Award or unearned portion thereof will terminate without the issuance of shares on the termination date specified at the time of grant or upon termination of employment or directorship of the participant during the Performance Period. If a participant’s employment or directorship terminated by reason of his or her death, disability or retirement (except with respect to Section 162(m) persons), the Committee in its discretion may determine that the participant will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount determined in accordance with the Plan. With respect to Awards intended to be “performance-based compensation”, distribution of shares shall not be made prior to attainment of the relevant performance objective.

Common Share Awards

A Common Share may only be granted to an employee or outside directors, and may be granted in consideration of services rendered to the Company as employees or outside directors in their capacity as directors.  Common shares shall be fully-vested.

Recent Tax Changes

Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1,000,000 the deduction that can be claimed by any publicly-held corporation for compensation paid to any “covered employee” in any taxable year beginning after December 31, 1993.  The term “covered employee” for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation.

Performance-based compensation is outside the scope of the $1,000,000 limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by stockholders.  Among the items of performance-based compensation that can be deducted without regard to amount (assuming stockholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant.  All options granted under the 2012 Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

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Dilutions and Other Adjustments

If the Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award. Notwithstanding the foregoing, the foregoing adjustments shall be made in conformity with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.

Amendment and Termination

Our Board of Directors  may amend, alter, or discontinue the 2012 Plan at any time, provided that no amendment, alteration, or discontinuance may be made: (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the board without the participant’s written consent thereto; and (b)without stockholder approval, if stockholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code). Notwithstanding the foregoing, the 2012 Plan may be amended without obtaining the affected participants’ consent in order to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company or participants; or (iii) avoid any unintended unfavorable tax effects for the Company or participants.

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences to us and the participants in connection with options granted under the 2012 Plan under existing applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations adopted pursuant to the Code.  This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder.   The discussion is subject to possible future changes in the law.  The discussion does not address the consequences of state, local or foreign tax laws.  Please remember that federal, state and local income tax consequences depend on individual circumstances.

A participant will be instructed to seek the advice of a qualified tax adviser to discuss its Awards.  This summary assumes that the exercise price of a Stock Option or Stock Appreciation Right is not less than the fair market value of the applicable shares when the Award is exercised.

Tax Effects of ISOs. ISOs are intended to qualify for the special treatment available under section 422 of the Internal Revenue Code. A participant will generally not have to include any amount in income on grant or exercise of Incentive Stock Options. If a participant disposes of shares that are obtained by exercising an ISO more than two years after grant date and more than one year after the shares are bought (together, the “ISO Holding Periods”), the gain generally will be taxable at long-term capital gain rates (this is referred to as a “qualifying disposition”). If a participant sells the shares, however, within either of these periods, generally up to the difference between the value of the shares when exercised and the exercise price will be ordinary income (this is referred to as a “disqualifying disposition”). The additional gain generally will be taxable at long-term or short-term capital gain rates (depending on whether the shares have been held for more than one year). Also, if a participant disposes of the shares within either of these periods in a transaction where it would not be able to recognize a loss (for example a gift or a sale within 30 days before or after acquisition of an option), the difference between the value of the shares when exercised and the exercise price will be ordinary income.

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If a participant recognizes a loss when it disposes of the shares that it obtained by exercising ISO, the loss will be a capital loss. Whether the loss will be long-term or short-term will depend on whether the shares were held for more than one year.

If a participant uses shares obtained by exercising an Incentive Stock Option (“Delivered Shares”) to pay the exercise price of another ISO, the payment will be treated as a disqualifying disposition of the Delivered Shares if the Delivered Shares do not satisfy the ISO Holding Periods.

If the participant exercises its ISO using Common Stock that (1) was not purchased pursuant to an ISO or (2) was purchased pursuant to an ISO, but that satisfied the ISO Holding Periods, the participant generally will not recognize income, gain or loss in connection with the exercise except with respect to any built-in-gain.

If the participant exercises its ISO using only Delivered Shares to pay the exercise price, the basis in the new Shares will be same as the basis in the Delivered Shares plus the taxable income, if any, that was recognized on the delivery of the Delivered Shares.

The rules that generally apply to ISOs do not apply for the alternative minimum tax. Instead, the participant will compute its alternative minimum taxable income under the rules that apply to NQSO. If the participant holds ISOs and is subject to alternative minimum tax, the participant should consult its tax adviser before exercise.

Tax Effects of Nonqualified Stock Options and Stock Appreciation Rights.  A participant generally does not recognize income when the Company grants NQSOs or Stock Appreciation Rights. A participant will have ordinary income, however, equal to the difference between the value of the shares that are purchased (plus any cash) and the exercise price that is paid when a participant exercises its right. If a participant uses Common Stock to pay the exercise price of a NQSO or uses a combination of shares and cash, the participant will have ordinary income equal to the value of the excess of the number of shares that it purchased over the number it surrendered, less any cash paid.  If a participant recognizes gain or loss when it sells or exchanges shares it obtains by exercising NQSOs, the gain will be taxable as long-term or short-term capital gain or loss.  The amount of the gain or loss will be the difference between the amount received on sale or exchange of the shares and their value when exercised. Whether the gain or loss is long-term or short-term will depend on whether the participant has held its shares for more than one year. The holding period begins when a participant exercises the option.

Tax Effects of Restricted Shares.  Unless a participant makes an election under section 83(b) of the Code, a participant will not recognize taxable income when the Company grants restricted stock. Instead, a participant generally will recognize ordinary income as the shares vest. If a participant makes a section 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income at the time the Company grants the restricted stock. If the participant later forfeits shares, however, it cannot take a tax deduction. In either case, the ordinary income will be equal to the fair market value of the shares when the participant recognizes the income, less any amount paid for such shares.

Tax Effects of Restricted Share Units.  A participant will not recognize income when Restricted Share Units are granted to him or her.  A participant will have ordinary income at the time of vesting equal to the value of the shares that are issued at that time. Any gain or loss when the participant sells the shares will be capital gain or loss and will be long-term or short-term depending on whether the participant holds the shares for more than one year. The amount of gain or loss will be the difference between the amount the participant receives on sale of the shares and their value at vesting.

Tax Effects of Performance Shares.  A participant will not recognize taxable income when the Company grants Performance Shares. A participant will, however, recognize ordinary income when the Company pays cash or delivers shares to such participant when he or she satisfies the conditions of the Award. The amount of ordinary income will be equal to the amount of the cash or the fair market value of the shares. Any gain or loss when the participant sells the shares will be capital gain or loss and will be long-term or short-term depending on whether the participant holds the shares for more than one year.

Tax Effects of Common Share Awards.  A participant will recognize ordinary income upon receipt of Common Share Awards.  The amount of ordinary income will be equal to the fair market value of the shares on the date of the Award.  Any gain or loss when the participant sells the shares will be capital gain or loss and will be long-term or short-term depending on whether the participant holds the shares for more than one year.

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The Company’s Tax Effects in Connection with Awards.   The Company generally will receive a federal income tax deduction equal to the amount of the  participant’s ordinary income from its award at the time it recognizes that income, so long as applicable withholding requirements are met.

The Code, however, contains special rules regarding the federal income tax deductibility of the compensation the Company pays to its Chief Executive Officer and each of its other four most highly compensated officers. In general, the Company may only deduct up to $1 million of their annual compensation. The Company can preserve the deductibility of any additional compensation if the Company complies with certain conditions. The Company designed the 2012  Plan to permit awards that the Company may fully deduct.

The Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401 of the Internal Revenue Code.

Awards under the 2012 Plan

Awards under the 2012 Plan will be made by the Committee.

Equity Compensation Plan Information

We had no options outstanding as of December 31, 2011.

AVAILABLE INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document which we have filed at the SEC’s public reference room at:

Securities and Exchange Commission

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

You may also obtain copies of this information by mail from the Public Reference Section of the SEC at prescribed rates.  Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to us at:

VHGI HOLDINGS, INC.
103 North Court Street
Sullivan, Indiana  47882
Attention: Chief Financial Officer

14

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

VHGI Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:  The name of the Corporation is VHGI Holdings, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4, 1988.

SECOND: That by unanimous written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing the proposed amendment be submitted to the stockholders of said Corporation for consideration thereof.

THIRD: This Amendment was approved by the written consent of stockholders in accordance with Section 228 of the DGCL, whereby the stockholders approved the proposal to amend the Certificate of Incorporation, which is set forth in Article Fourth below, to increase the authorized capital stock of the Corporation from 110,000,000 to 260,000,000 shares of capital stock, consisting of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

FOURTH:  Article 4 of the Corporation’s Certificate of Incorporation, as amended hereby, shall read in its entirety as follows:

FOURTH. The aggregate number of shares of capital stock that the Corporation will have authority to issue is Two Hundred Sixty Million (260,000,000), of which 250,000,000 shall be Common Stock, having a par value of $0.001 per share, and Ten Million (10,000,000) shall be hares of Preferred Stock, having a par value of $0.001 per share.

The Corporation redesignates one series of Preferred Stock, Class B, non-voting consisting of 300,000 authorized shares.

In addition, the Board of Directors is hereby authorized to establish out of the authorized but unissued shares, additional series of the Preferred Stock and to fix and determine the relative rights and preferences of the shares of any series so established.

FIFTH:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signature on following page

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Douglas Martin, its Chief Executive Officer, this ___ day of __________, 2012.

By:	_____________________________
Douglas Martin
Chief Executive Officer

VHGI HOLDINGS, INC.
2012 OMNIBUS LONG TERM INCENTIVE PLAN

ARTICLE 1
General Purpose of Plan; Definitions

1.1 Name and Purposes.  The name of this plan is the VHGI Holdings, Inc. 2012 Omnibus Long Term Incentive Plan. The purpose of this Plan is to enable VHGI Holdings, Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers, employees and Directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Stockholders.

1.2 Certain Definitions.  Unless the context otherwise indicates, the following words shall have the following meanings whenever used in this Plan:

“Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company within the meaning of Section 414(b) or (c) of the Code.

“Award” means any Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share granted pursuant to this Plan.

“Base Value” is defined in Section 7.3.

“Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

“Board” means the Board of Directors of the Company.

“Change in Control” is defined in Section 12.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

“Committee” means the entity administering this Plan as provided in Section 2.1.

“Common Shares” means shares of common stock of the Company, par value $0.001 per share.

“Company” means VHGI Holdings, Inc., a corporation organized under the laws of the State of Delaware and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to VHGI Holdings, Inc. or substantially all of the assets of VHGI Holdings, Inc. and that assumes the obligations of VHGI Holdings, Inc. under this Plan by operation of law or otherwise.

“Date of Grant” means the date on which the Committee grants an Award.

“Director” means a member of the Board.

“Disability” shall be defined in the Award agreements, as necessary.

“Eligible Director” is defined in Section 4.1.

“Employment” as used herein shall be deemed to refer to (i) a participant’s employment if the participant is an employee of the Company or any of its Affiliates, (ii) a participant’s services as a consultant, if the participant is a consultant to the Company or its Affiliates and (iii) a participant’s services as a non-employee director, if the participant is a non-employee member of the Board; provided that, for any Award that is or becomes subject to Section 409A of the Code, termination of Employment means a “separation from service” under Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Securities Exchange Act of 1934 section, such reference shall be deemed to be a reference to any successor section or sections with the same or similar purpose.

“Exercise Price” means the purchase price of a Share pursuant to a Stock Option.

“Fair Market Value” means the last closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on another national securities exchange on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not traded on The Nasdaq Stock Market or another national securities exchange, the “Fair Market Value” of Common Shares shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

“Full-Value Awards” means Restricted Share Awards, Restricted Share Unit Awards, Performance Share Awards and Common Share Awards.

“Incentive Stock Option” and “ISO” mean a Stock Option which meets the requirements of Section 422 of the Code.

“Non-Qualified Stock Option” and “NQSO” mean a Stock Option that does not meet the requirements of Section 422 of the Code.

“Outside Director” means a Director who meets the definitions of the terms “outside director” used in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws, rules and regulations.

“Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.

“Performance Period” is defined in Section 8.4(g).

“Performance Shares” means any Shares issued pursuant to an Award granted under Article 9.

“Permitted Holder” means as of the date of determination, any participant in an employee benefit plan (or trust forming a part thereof) maintained by (i) the Company or its Affiliates or (ii) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

“Person” means a “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

“Plan” means this VHGI Holdings, Inc. 2012 Omnibus Long Term Incentive Plan, as amended from time to time.

“Plan Year” means the calendar year.

“Restricted Share Units” means Shares issued by the Company pursuant to an Award granted under Article 8 that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued Employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied.

“Restricted Shares” means Shares which are issued by the Company pursuant to an Award granted under Article 8 to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant.

“Retirement” shall be defined in the Award agreements, as necessary.

“Rule 16b-3” is defined in Article 17.

 “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” under Section 162(m)(3) of the Code.

“Share” or “Shares” mean one or more of the Common Shares.

“Stockholder” means an individual or entity that owns one or more shares of stock of the Company, including, without limitation, Common Shares and shares of Series A Convertible Preferred Stock of the Company.

“Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 7.

“Stock Option” means a right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5; such right may be an Incentive Stock Option or a Non-Qualified Stock Option.

“Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

“Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, when the Stock Option first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. “Vest” and “Vesting” shall have correlative meanings.

ARTICLE 2
Administration

2.1 Authority and Duties of the Committee.

(a) The Plan shall be administered by a Committee of at least two Directors who are appointed by the Board. Unless otherwise determined by the Board, the Compensation Committee of the Company shall serve as the Committee that will administer the Plan, and all of the members of the Committee shall be Outside Directors. Notwithstanding this requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because it is discovered that a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

(b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees, consultants and Eligible Directors.

(c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i)	select the officers, employees, consultants and Eligible Directors to whom Awards are granted;

(ii)	determine the types of Awards granted and the timing of such Awards;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	determine whether an Award is, is intended to be, or shall remain, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v)
determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Stock Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi)	determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

(vii)	subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

(viii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(ix)	promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

(x)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(xi)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xii)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xiii)	otherwise supervise the administration of this Plan.

(d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Stockholders and participants, but may be made by their terms subject to ratification or approval by, the Board, another committee of the Board or Stockholders.

(e) The Company shall furnish the Committee and its delegates with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

2.2 Delegation of Duties.  The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes relating to plan administration at the expense of the Company.

2.3 Limitation of Liability.  Members of the Board, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for grossly negligent or willful misconduct in the performance of their duties hereunder.

ARTICLE 3
Stock Subject to Plan

3.1 Shares Limitation.  Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 30,000,000, which may be treasury Shares or unissued Shares.

The aggregate number of Shares underlying Awards granted under this Plan to any participant in any Plan Year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 1,500,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards including, but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

3.2 Awards Not Exercised; Effect of Receipt of Shares.  If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If (i) the Exercise Price of a Stock Option is paid in Shares, (ii) Shares underlying the exercised portion of an SAR are not issued upon exercise of the SAR, (iii) Shares are withheld to satisfy an individual participant’s tax obligations or (iv) Shares are repurchased by the Company on the open market with respect to Awards under this Plan, the Shares received, not issued, withheld or repurchased by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

3.3 Dilution and Other Adjustments.  If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or Exercise Price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in conformity with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.

ARTICLE 4
Participants

4.1 Eligibility.  Officers, all other active common law employees of the Company or any of its Affiliates, consultants and Outside Directors (each an “Eligible Director”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

4.2 Award Agreements.  Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of an Award agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award agreements may differ from time to time and from participant to participant.

ARTICLE 5
Stock Option Awards

5.1 Option Grant.  Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

5.2 Terms and Conditions of Grants.  Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, as the Committee deems desirable, so long as such terms and conditions are not inconsistent with the terms of this Plan:

(a) Exercise Price.  Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant.

(b) Option Term.  Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times and on such conditions as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time or on conditions, in its entirety or in installments, the Committee may waive or accelerate those Vesting provisions at any time.

(d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 16. Subject to the approval of the Committee, the Exercise Price may be paid:

(i)	in cash in any manner satisfactory to the Committee;

(ii)
by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the applicable Exercise Price;

(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option;

(iv)
By delivery of irrevocable instructions to a broker to sell Shares obtained upon exercise of the Stock Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the Exercise Price for the Shares being purchased; and

(v)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and lawful regulations and guidance promulgated thereunder.

(e) Issuance of Shares.  The Company will issue or cause to be issued Shares as soon as practicable after exercise of a Stock Option and receipt of full payment of the Exercise Price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, in certificated or uncertificated form, no right to vote or receive dividends or any other rights as a Stockholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option.

(f) Form.  Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(g) Special Limitations on Stock Option Awards.  Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

ARTICLE 6
Special Rules Applicable to Incentive Stock Options

6.1 Eligibility.  Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to employees (including officers and Directors who are also employees) of the Company or an Affiliate which is also a Parent or Subsidiary.

6.2 Special ISO Rules.

(a) Term.  No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

(b) Ten Percent Stockholder.  If a grantee owns (at the time of the Award and after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, the Exercise Price of the ISO will be at least 110% of the Fair Market Value of the Shares as of the Date of Grant and such ISO shall not be exercisable on or after the fifth anniversary of the Date of Grant.

(c) Limitation on Grants.  The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan adopted by the Company or a Parent or a Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

(d) Non-Transferability.  Notwithstanding any other provision herein to the contrary, no ISO (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may an ISO (or related Stock Appreciation Right) be exercisable during an optionee’s lifetime other than by him or her (or his or her guardian or legal representative to the extent permitted by applicable law).

(e) Termination of Employment.  No ISO may be exercised more than three months following termination of Employment for any reason (including Retirement) other than death or Disability, nor more than one year following termination of Employment due to death or Disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of Employment is cessation of Employment such that no Employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

(f) Fair Market Value.  For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.

6.3 Subject to Code Amendments.  The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with changes to Section 422 of the Code. Any ISO which fails to meet the requirements of Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided that it otherwise meets the Plan’s requirements for being an NQSO.

ARTICLE 7
Stock Appreciation Rights

7.1 SAR Grant and Agreement.  Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

7.2 SARs Granted in Conjunction with Option.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan, at the same time as the grant of the Stock Option, and will be subject to the following terms and conditions:

(a) Term.  Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

(b) Exercisability.  A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine.

(c) Method of Exercise.  A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.3 Independent SARs.  Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a) Term.  Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b) Exercisability.  A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

(c) Method of Exercise.  A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Fair Market Value of a Share on the Date of Grant (the “Base Value”) multiplied by the number of Stock Appreciation Rights being exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Base Value, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.4 Other Terms and Conditions of SAR Grants.  Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

7.5 Special Limitations on SAR Awards.  Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

ARTICLE 8
Restricted Share and Restricted Share Unit Awards

8.1 Restricted Share Grants and Agreements.  Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.4) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding.

8.2 Terms and Conditions of Restricted Share Grants.  Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price.  The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b) Restrictions.  All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)
a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 12 and the applicable Award agreements);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s Employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)
a prohibition against Employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and 9.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the applicable provisions of Article 9 implementing Section 162(m) of the Code will also apply.

(c) Delivery of Shares.  Restricted Shares will be certificated and registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the VHGI Holdings, Inc. 2012 Omnibus Long Term Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Section 15.2) to the participant or other appropriate person and with the foregoing legend removed.

(d) Forfeiture of Shares.  If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(e) Voting and Other Rights.  Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Stockholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares; provided that if restrictions lapse upon the attainment of specified performance objectives, then the participant will receive any dividends only to the extent performance objectives are achieved.

8.3 Restricted Share Unit Awards and Agreements.  Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued Employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 16.

8.4 Terms and Conditions of Restricted Share Unit Awards.  Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price.  The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b) Restrictions.  All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s Employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)
a prohibition against Employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(c) Performance-Based Restrictions.  The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the applicable provisions of Article 9 implementing Section 162(m) of the Code will also apply.

(d) Voting and Other Rights.  A participant holding Restricted Share Units shall not be deemed to be a Stockholder solely because of such units. Such participant shall have no rights of a Stockholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award but if restrictions lapse upon the attainment of specified performance objectives, then such dividend equivalents shall be paid only to the extent performance objectives are achieved.

(e) Lapse of Restrictions.  If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Section 15.2.

(f) Forfeiture of Restricted Share Units.  If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

(g) Termination.  A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of Employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s Employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

(h) Special Limitations on Restricted Share Unit Awards.  Restricted Share Units awarded under this Plan are intended to be compliant with, or exempt from, Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards.  Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

ARTICLE 9
Performance Share Awards

9.1 Performance Share Awards and Agreements.  A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 16.

9.2 Performance Objectives.  At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the Performance Period during which the performance objectives must be met. With respect to Awards to Section 162(m) Persons intended to be “performance based compensation,” the Committee may use performance objectives based on one or more of the following: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or earnings before interest and taxes); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on Stockholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure or capital expenses; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) costs; (xv) liquidity or cash flow; (xvi) working capital and working capital metrics; (xvii) return on assets; (xviii) assets, debt or net debt; (xix) total return; (xx) customer satisfaction survey performance; (xxi) quality improvement performance; (xxii) manufacturing productivity performance; and (xxiii) such other objective performance criteria as determined by the Committee in its sole discretion. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant or for each Award.

9.3 Adjustment of Performance Objective and Evaluations.  The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Stockholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock. The Committee may also appropriately adjust any performance evaluation under a performance objective or objectives to reflect any of the following events that may occur during the Performance Period: (1) asset gains or losses; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; and (5) any extraordinary, unusual, non-recurring or non-cash items.

9.4 Other Terms and Conditions.  Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan as the Committee deems desirable:

(a) Delivery of Shares.  As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 15.2.

(b) Termination.  A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of Employment or directorship of the participant during the Performance Period. If a participant’s Employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 9.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

(c) Voting and Other Rights.  Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award but such dividend equivalents shall be paid only to the extent performance objectives are achieved. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

(d) Performance-Based Compensation.  The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

9.5 Time Vesting of Performance Share Awards.  Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

9.6 Special Limitations on Performance Share Awards.  Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

ARTICLE 10
Common Share Awards

10.1 Eligibility.  Notwithstanding any other provision of this Plan to the contrary, a Common Share may only be granted to an employee or Eligible Director.

10.2 Terms and Conditions of Common Share Awards.

(a) Purpose.  Common Shares may be granted in consideration of services rendered to the Company by employees or Eligible Directors in their capacity as Directors.

(b) Vesting.  Common Shares shall be fully-Vested.

ARTICLE 11
Transfers and Leaves of Absence

11.1 Transfer of Participant.  For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of Employment.

11.2 Effect of Leaves of Absence.  For purposes of this Plan, the following leaves of absence are deemed not to be a termination of Employment:

(a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c) any other absence determined by the Committee in its discretion not to constitute a termination of Employment.

ARTICLE 12
Effect of Change in Control

12.1 Change in Control Defined.  “Change in Control” means the occurrence of any of the following: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or “group” (as such term is defined in Sections 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Permitted Holders; (ii) any Person or group, other than the Permitted Holders, that is or becomes the Beneficial Owner (except that a Person shall be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company or which is a successor to all or substantially all of the assets of the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the Stockholders of the Company was approved by a vote of a majority of the Directors of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office. Notwithstanding the foregoing, the Committee may specify a different definition of “Change in Control” as necessary to prevent adverse taxation under Section 409A of the Code.

12.2 Acceleration of Award.  Except as otherwise provided in this Plan or an Award agreement, upon the occurrence of a Change in Control the Board may, in its sole discretion, provide for any or all of the following:

(a) cause all outstanding Stock Options to automatically become fully exercisable;

(b) cause all Restricted Share Awards to automatically become fully Vested;

(c) subject to Section 409A of the Code, cause all Restricted Share Unit Awards automatically to become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, they shall become Vested on a pro-rated basis as described in Section 12.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder);

(d) cause all participants holding Performance Share Awards to become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period; and/or

(e) cause all Stock Appreciation Rights to automatically become fully Vested and fully exercisable.

12.3 Treatment of Awards.  If the Committee determines that it would not trigger adverse taxation under Section 409A of the Code, upon the occurrence of a Change in Control, the Committee may, but shall not be obligated to, (A) cancel Awards for fair value, which, in the case of Stock Options and Stock Appreciation Rights, shall equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Stock Options or Stock Appreciation Rights as of the date of the Change in Control) over the aggregate Exercise Price or Base Value (as applicable) of such Stock Options or Stock Appreciation Rights or (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms and value of any affected Awards previously granted hereunder as determined by the Committee or (C) provide that for a period of at least 15 days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all Shares subject thereto and the Committee may further provide that upon the occurrence of the Change in Control, such Awards shall terminate and be of no further force and effect.

ARTICLE 13
Transferability of Awards

13.1 Awards Are Non-Transferable.  Except as provided in Sections 13.2 and 13.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

13.2 Inter-Vivos Exercise of Awards.  During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 13.1 to the contrary, the participant’s guardian or other legal representative.

13.3 Limited Transferability of Certain Awards.  Notwithstanding Section 13.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing, or as otherwise determined by the Committee to be in the interests of the Company; or (c) by a participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members.  “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 14
Amendment and Discontinuation

14.1 Amendment or Discontinuation of this Plan.  The Board  may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board without the participant’s written consent thereto; and

(b) without Stockholder approval, if Stockholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).

Notwithstanding the foregoing, this Plan may be amended without obtaining the affected participants’ consent in order to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company or participants; or (iii) avoid any unintended unfavorable tax effects for the Company or participants.

14.2 Amendment of Grants.  The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 15
Share Certificates

15.1 Delivery of Share Certificates.  The Company is not required to issue or deliver any Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a) payment in full for the Shares and for any tax withholding;

(b) completion of any registration or other qualification of such Shares under any federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

(d) in the event the Shares are not registered under the Securities Act of 1933, as amended, qualification as a private placement under said act;

(e) obtaining of any approval or other clearance from any federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f) full satisfaction of the Committee that the issuance and delivery of Shares under this Plan is in compliance with applicable federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

Notwithstanding the foregoing, with respect to any Award that is or becomes subject to Section 409A of the Code, a payment may only be delayed where the Company or any Affiliate reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law and provided that the payment is made at the earliest date at which the Company or Affiliate reasonably anticipates that the making of the payment will not cause such violation.

15.2 Applicable Restrictions on Shares.  Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

15.3 Book Entry.  In lieu of the issuance of stock certificates evidencing Shares, the Company or its transfer agent may use a “book entry” system in which a computerized or manual entry is made in the records of the Company or the transfer agent to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 16
Tax Withholding

16.1 In General.  The Committee shall cause the Company or its Affiliates to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

16.2 Delivery of Withholding Proceeds.  The Company or its Affiliates shall deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority.

ARTICLE 17
General Provisions

17.1 No Implied Rights to Awards, Employment or Directorship.  No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award hereunder shall be construed as giving any individual any right to continued Employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of Employment or for services, and the Company and each Affiliate expressly reserve the right at any time to terminate employees or service providers free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

17.2 Other Compensation Plans.  Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements, subject to Stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

17.3 Rule 16b-3 Compliance.  The Plan is intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(b) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

17.4 Code Section 162(m) Compliance.  The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

17.5 Compliance with Section 409A.  The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Section 409A of the Code and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Section 409A of the Code and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

17.6 Successors.  All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

17.7 Severability.  In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

17.8 Governing Law.  This Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the internal laws of the State of Delaware. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974 and shall be so construed and administered.

ARTICLE 18
Effective Date; Expiration

18.1 Effective Date.  The effective date of this Plan is the date on which the Stockholders of the Company approve it at a duly held Stockholders’ meeting. No Awards may be granted under this Plan after the tenth anniversary of such date, but Awards granted before such tenth anniversary may remain outstanding under this Plan until they expire according to their terms and the other terms of this Plan.